Supertex Inc.


             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        August 20, 2004



To the Shareholders of Supertex, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Supertex, Inc., a California corporation (the "Company"), will be held on Friday, August 20, 2004 at 10:00 a.m., local time, at the principal offices of the Company located at 1235 Bordeaux Drive, Sunnyvale, California 94089, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1. Election of Directors. To elect directors to serve for the ensuing year and until their successors are elected.

2. Ratification and Approval of the Appointment of Independent Auditors. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for fiscal year 2005.

3. Other Business. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The names and biographies of the nominees for directors are set forth in the enclosed Proxy Statement.

        Only shareholders of record at the close of business on June 25, 2004 are entitled to vote at the meeting.

        All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy. Please note, however, that if your shares are held on record by a broker, bank or other nominee, and you wish to vote at the meeting, you must obtain from the record holder a proxy in your name.



                                          By Order of the Board of Directors



                                          /s/ Henry C. Pao
                                          ------------------
                                          Henry C. Pao
                                          President & CEO
Sunnyvale, California
July 1, 2004




                              PROXY STATEMENT

                SOLICITATION OF PROXY, REVOCABILITY AND VOTING


General

        The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board" or "Board of Directors") of Supertex, Inc., a California corporation (the "Company"), for use at the 2004 Annual Meeting of Shareholders to be held on August 20, 2004 at 10:00 a.m., local time
(the Annual Meeting), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

        The Annual Meeting will be held at the principal offices of the Company located at 1235 Bordeaux Drive, Sunnyvale, California 94089. The Company's telephone number at that address is (408) 222-8888.

        The Company is mailing this proxy statement and an accompanying proxy card on or about July 19, 2004 to all shareholders entitled to vote at the Annual Meeting.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use (i) by delivering to the Secretary of the Company at the Company's principal executive offices, 1235 Bordeaux Drive, Sunnyvale, California 94089 a written notice of revocation or a duly executed proxy bearing a later date or (ii) by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Solicitation

	The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy and any additional material that may be furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. The Company may retain the services of an outside proxy solicitation firm at an estimated cost of approximately $10,000 to $15,000. The solicitation of proxies may also be made by the use of the mails and through direct communication with certain shareholders or their representatives by officers, directors and employees of the Company, who will receive no additional compensation for such solicitation. This proxy and the accompanying form of proxy are being mailed to shareholders on or about July 19, 2004.

Voting

        Only shareholders of record at the close of business on June 25, 2004 (the "Record Date") are entitled to notice of and to vote at the meeting. On the Record Date, 12,909,867 shares of the Company's Common Stock, no par value, were issued and outstanding. Therefore, the presence at the Annual Meeting, either in person or by proxy, of a majority or 6,454,934 shares of Common
Stock will constitute a quorum for the transaction of business at the Annual Meeting. Every shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for a greater number of candidates than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote. The director candidates who receive the most votes will be elected to fill the seats on the Board. Approval of all of the proposals requires the favorable vote of a majority of the votes
"represented and voting" at the Annual Meeting (the "Votes Cast"). An automated system administered by the Company's transfer agent, Registrar and Transfer Company, tabulates the votes.


Quorum; Abstentions; Broker Non-Votes

	The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

	While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that, in the absence of contrary controlling authority, abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal, since the shareholder has expressly declined to vote on such proposal. Similarly, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. A broker "Non-Vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has received no instruction from the beneficial owner.

	Accordingly, in general abstentions and broker "non-votes" will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast. However, the number of shares voting in favor of any matter must constitute at least a majority of the required quorum for the Annual Meeting.

Deadline for Receipt of Shareholder Proposals

	Proposals of security holders of the Company which are intended to be presented by such shareholders at the Company's 2005 Annual Meeting must be received by the Company no later than March 21, 2005 in order to be considered by the Company's management to be included in the proxy statement and form of proxy relating to that meeting. The proposal must be mailed to the Corporate Secretary of the Company at our principal offices, 1235 Bordeaux Drive, Sunnyvale, California 94089. Such proposals may be in next year's proxy statement if they comply with the certain rules and regulations promulgated by the Securities and Exchange Commission.

	A shareholder proposal not included in the Company's proxy statement for the 2005 Annual Meeting will be ineligible for presentation at the meeting unless the shareholder gives timely notice of the proposal in writing to the Secretary of the Company at our principal offices. To be timely, the Company must have received the shareholder's notice no later than June 4, 2005.



		PROPOSAL 1:  ELECTION OF DIRECTORS


Nominees

	The nominees for the upcoming election of directors include three independent directors, as defined in the listing standards of the Nasdaq Stock Market, Inc. ("Nasdaq"), and two members of the Company's senior management. Each director serves a one-year term, as described below, with all directors subject to annual election. Mr. Benedict Choy, a director since 1986, has declined re-election to the Board for personal reasons.

	The Board of Directors, based on the recommendation of the Audit and Corporate Governance Committee, has nominated the persons listed on the following page to serve as directors for the term beginning at the Annual Meeting of Shareholders on August 20, 2004. Unless proxy cards are otherwise instructed, the person named as proxy will vote all proxies received FOR the election of each nominee in this section.

	If any director nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the person named as proxy may vote either
(1) for a substitute nominee designated by the present Board to fill the vacancy, or (2) for the balance of the nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board. The Board has no reason to believe that any of the following nominees will be unwilling or unable to serve if elected as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such person's successor has been elected and qualified. The names and biographical information for each nominee are set forth as follows (ages are as of March 31, 2004):


Name of Nominee             Age       Principal Occupation      Director Since
------------------------------------------------------------------------------
Henry C. Pao  (2)           66        President/Principal            1976
                                      Executive and Financial
                                      Officer of the Company

Richard E. Siegel           58        Executive Vice President       1988
                                      of the Company

W. Mark Loveless (1)(2)(3)  52        Partner, Burr, Pilger and      2000
                                      Mayer

Elliott Schlam (1)(3)       63        President, Elliott Schlam      2000
                                      Associates

Milton Feng (1)(2)(3)       54        Chair Professor of Electrical  2001
                                      and Computer Engineering
                                      University of Illinois,
                                      Champaign-Urbana
___________________________________________________________________
(1) Member of the Board's Audit and Corporate Governance Committee.
(2) Member of the Board's Compensation Committee.
(3) Member of the Board's Executive Compensation Committee.


	There is no family relationship between any director, nominee or executive officer of the Company.


	Henry C. Pao is a founder of Supertex and has served as President, Principal Financial and Executive Officer, and as a Director since the Company's formation in 1976. Previously, he worked at Fairchild Semiconductor, Raytheon, Sperry Rand, and IBM. He received B.S., M.S., and Ph.D. degrees in Electrical Engineering from the University of Illinois at Champaign-Urbana.

	Richard E. Siegel joined the Company in 1981 as National Sales Manager, was appointed Vice President of Sales and Marketing in April 1982, Senior Vice President in February 1988, and has served as Executive Vice President since November 1988. He has been a Director since 1988. Previously, he worked at Signetics Corporation, Fairchild Semiconductor,
Ford Instrument, and Grumman Aircraft Corporation. Mr. Siegel is also a member of the Board of Directors for All American Semiconductor
(Nasdaq: SEMI). All American Semiconductor, headquartered in Florida, is a national distributor of electronic components manufactured by others and is a major distributor for Supertex. Mr. Siegel received a B.S. degree in
Mechanical Engineering from the City College of	New York, augmented with
Electrical Engineering courses from Brooklyn Polytechnic Institute, New York.

	W. Mark Loveless has been a partner of Burr, Pilger & Mayer, an accounting and consulting firm headquartered in San Francisco, CA, since
May 2002. From March 2001 to May 2002, Mr. Loveless was an independent financial consultant. From November 1999 to March 2001, Mr. Loveless served as the Chief Financial Officer of NPoint Inc., an embedded software company
located	in Los Gatos, CA. Prior to joining NPoint, Inc. in November 1999,
Mr. Loveless had been with PricewaterhouseCoopers LLP, since 1978. Mr. Loveless was a Business Assurance Partner from 1990 to 1999 with PricewaterhouseCoopers LLP, in San Jose, CA in their Technology Sector where he spent considerable time working with mergers and acquisitions, public offerings, and accounting systems and controls. Mr. Loveless is a Certified Public Accountant and holds a B.S. degree in Business Administration and an MBA degree in Finance.

        Elliott Schlam is an internationally recognized authority on the flat panel display industry, and has been President of Elliott Schlam Associates since 1989. His consulting practice includes technology development, management and market strategies, R&D and equity fund raising and securities analysis. He has consulted for numerous successful Fortune 100 and start-up companies and was previously VP of Sales and Marketing for a flat panel display company as well as director of display R&D, manufacturing methods and technology insertion for the U.S. Army. Dr. Schlam is a Fellow of the Society for Information Display.

        Milton Feng is a leading authority in III-V compound semiconductor and opto-electronic devices. He is currently the Dr. Nick Holonyak Jr. Chair Professor of Electrical and Computer Engineering and of the Center for Compound Semiconductor Microelectronics at the University of Illinois, Champaign-Urbana, where he has been a professor since 1991. He is a Fellow of IEEE and received the prestigious IEEE David Sarnoff Award in 1997. He was also awarded the Dr. Pan Wen Yuan Award in 2000 for his outstanding contribution in Noise in Microelectronics. He has published 120 journal papers, 105 conference papers, and holder of 6 patents in microelectronics and opto-electronics area. He received a Ph.D. in Electrical Engineering from the University of Illinois. Dr. Feng worked as a Section Head at the Torrance Research Center, Hughes Aircraft, and at the Ford Microelectronics in Colorado Springs before returning to the University of Illinois as a faculty member.

Vote Required and Board of Director's Recommendation

        The five (5) nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

The Board of Directors recommends that the shareholders vote "FOR" the nominees listed above.



		BOARD OF DIRECTORS AND COMMITTEES

Corporate Governance

	We are committed to the principles of sound corporate governance. During the past year, we reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002 and changes in the rules and regulations of the Securities and Exchange Commission ("SEC") and the listing standards of Nasdaq. Based on our review, in 2004, our Board of Directors adopted corporate governance guidelines to assist it in fulfilling its responsibilities to shareholders and to our employees, customers, suppliers, and local communities in which we operate. Our Board of directors also (1) adopted an amended charter for our Audit and Corporate Governance Committee;
(2) adopted a charter for our Compensation Committees; and (3) amended our Rules of Conduct to provide for the adoption of a "Code of Business Conduct and Ethics" that complies with the rules of the SEC and the listing standards of the Nasdaq. The Code of Business Conduct and Ethics applies to the Board of Directors and all of our employees, agents and contractors, including the Chief Executive Officer and Chief Financial Officer and Controller. A copy of the Code of Business Conduct and Ethics is accessible, free of charge, at our Internet website (www.supertex.com). Our Audit and Corporate Governance Committee charter is attached as Appendix A to this Proxy Statement. Our other charter and corporate governance materials are available upon request. Requests should be directed in writing to Supertex, Inc., 1235 Bordeaux Drive, Sunnyvale, CA 94089,
Attention:  Investors Relations.

Board Responsibilities and Structure

	The primary responsibility of the Board is to provide effective governance over the Company's affairs for the benefit of the Company's shareholders, employees, customers and suppliers, and local communities.
The Board's responsibilities include but are not limited to (a) evaluating the overall performance of Supertex and its business; (b) reviewing strategic plans, approving capital spending, and budgets; (c) monitoring risks such as litigation and competitive threats, and evaluating management's plans for dealing with such risks; (d) evaluating the performance of the Chief
Executive Officer; (e) establishing compensation policies for the Chief Executive Officer and other executive officers; (f) reviewing succession plans and development programs for members of management; (g) reviewing corporate policies regarding legal and ethical conduct; and (h) evaluating itself in terms of size, independence, and overall effectiveness.

	It is the policy of the board of directors that a majority of the directors be independent. Currently, three of our six directors meet the standards of independence as defined by current Nasdaq listing standards and SEC rules. The Board has determined that Directors W. Mark Loveless, Elliott Schlam and Milton Feng are independent. Directors Henry C. Pao, Richard E. Siegel, and Benedict C. K. Choy are employed by the Company and thus do not meet the independence standards. Mr. Benedict Choy, who has declined nomination for the next term, will no longer serve the board effective
9:00 a.m. on August 20, 2004, at which time the number of directors will be reduced from six to five.

	The Board has an Audit and Corporate Governance Committee, an Executive Compensation Committee, and a Compensation Committee. The Board has no nominating committee, however the Board has delegated to the Audit and Corporate Governance Committee the functions of a nominating committee. In recent years, the Company had a Deferred Compensation Plan Committee and an Employee Stock Purchase Plan Committee. The Board dissolved these two committees on April 7, 2004 and transferred their functions to the Executive Compensation Committee.

Board Meetings

        The Board of Directors of the Company held a total of two formal Board meetings during the fiscal year ended March 31, 2004. All directors attended at least 75% of the meetings of the Board and of the committees on which such directors serve. Although the Company does not have a formal policy, we expect each of our directors to attend the annual meeting every year. All of our directors attended last year's annual meeting.

Committee Membership

        Below is a summary of our committee structure and membership information.

                  Audit and Corporate      Executive
                  Governance               Compensation         Compensation
Directors         Committee                Committee            Committee
---------         --------------------     ---------            -------------

Henry C. Pao         --                     --                   Chair
Richard E. Siegel    --                     --                   --
Benedict C. K. Choy  --                     --                   --
W. Mark Loveless    Chair and Financial     Chair                Member
                    Expert

Elliott Schlam      Member                  Member               --
Milton Feng         Member                  Member               Member


Audit Committee Financial Expert

        The Board of Directors has determined that Mr. W. Mark Loveless is an "audit committee financial expert" as defined in the rules of the SEC and "independent" as defined by the SEC rules.

Audit and Corporate Governance Committee

        The current members of the Audit and Corporate Governance Committee are W. Mark Loveless, Elliott Schlam, and Milton Feng, each of whom is "independent" as defined by current Nasdaq listing standards and SEC rules. In fiscal year 2004, the Audit and Corporate Governance Committee held six meetings. All members of the Audit and Corporation Governance Committee attended all six meetings.

        On behalf of the Board of Directors, the Audit and Corporate Governance Committee retains the Company's independent accountants, reviews the arrangements for and scope of the audit by the Company's independent accountants and reviews their independence, and generally oversees the integrity and quality of the Company's financial accounting and reporting practices and its system of internal accounting controls. It is not the duty of the Audit and Corporate Governance Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.
Management is responsible for the Company's financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

        The Audit and Corporate Governance Committee is also charted to oversee the corporate governance compliance and director nominations. Specifically, they are (1) to identify individuals qualified to become Board members and to nominate directors for election; (2) to lead the Board in its annual review of the Board's performance; (3) to recommend to the Board director nominees for each committee; and (4) to review and make recommendations to the Board concerning corporate governance matters.

Executive Compensation Committee

	The current members of the Executive Compensation Committee are
W. Mark Loveless, Elliott Schlam, and Milton Feng, each of whom are "independent" as defined by current Nasdaq listing standards and SEC rules. The Executive Compensation Committee held one meeting in fiscal year 2004, and acted on one resolution by unanimous written consent.

        The purpose of the Executive Compensation Committee shall be to evaluate and approve the compensation of the CEO and other executive officers and to provide oversight of the Company's compensation policies, plans and benefits programs, including the granting of stock options to all employee directors and executive officers. The Executive Compensation Committee also acts as the Administrator of the Company's Supplemental Executive Retirement Plan and the Employee Stock Purchase Plan.

Compensation Committee

	The current members of the Compensation Committee are Henry C. Pao, Mark Loveless, and Milton Feng. No meetings of this committee were held in fiscal year 2004, but the committee acted on five resolutions by unanimous written consent.

	The purpose of the Compensation Committee is evaluate and make recommendations to the Board of Directors with respect to all cash-based compensation and all stock compensation of employees and consultants, other than employee directors and executive officers. The Compensation Committee also serves as the Stock Option Committee under the Company's Stock Option Plan for granting of options to all employee and consultants, other than employee directors and executive officers.

Compensation Committee Interlocks and Insider Participation

        Messrs. Loveless, Schlam and Feng serve as members the Executive Compensation Committee. No interlocking relationship exists between the Board of Directors or Executive Compensation Committee and the board of directors or compensation committee of any other entity, no has any interlocking relationship existed in the past.

Director Compensation

        The Company currently pays cash compensation to its outside Directors for serving on the Board in an amount of $1,000 for each Board meeting attended. The Chairman of the Audit and Corporate Governance Committee receives an additional $1,000 for each Audit and Corporate Governance Committee meeting, while the Audit and Corporate Governance Committee members receive $500 for each meeting. The Company also reimburses all outside Directors for travel and other necessary out-of-pocket expenses incurred in the performance of their services as directors.

Nomination of Directors

        The Audit and Corporate Governance Committee nominates candidates for election to the Board based on an evaluation of the candidate's decision-making ability, business experience and expertise, technological background, personal integrity, reputation, ability and willingness of the candidate to devote the necessary time to board service on an ongoing basis, and independence as defined by Nasdaq listing standards. The Audit and Corporate Governance Committee also reviews the activities and associations of potential candidates to ensure that there is no legal impediment, conflict of interest, or other consideration that might hinder or prevent the potential candidate from fulfilling the duties of a director. When the Audit and Corporate Governance Committee considers whether to nominate current members of the Board of Directors for reelection by the shareholders, it also considers each member's contributions to the Board of Directors and the Company, the member's knowledge of the Company and issues presented to the Board of Directors, and the member's preparation for meetings and meeting attendance records.

        The Audit and Corporate Governance Committee does not currently use the services of a third party consultant to assist in the identification or evaluation of potential director candidates. However, it may engage a third party to provide for such services in the future.

        The Audit and Corporate Governance Committee will consider prospective nominees for election to the Board of Directors that are proposed by shareholders based on the same criteria it uses for all director candidates. Any shareholder who wants to recommend a prospective nominee for the Audit and Corporate Governance Committee's consideration should submit the candidate's name and qualifications to the Audit and Corporate Governance Committee Chairman via e-mail at audit@supertex.com, or by fax to (408) 222-4805. The deadline for shareholders to submit their recommendation for a prospective nominee should be received by the Audit and Corporate Governance Committee no later than March 21, 2005, the same deadline for the submission of proposals for the 2005 Annual Meeting.

Shareholder Communications with the Board of Directors

        If you wish to communicate with the Board of Directors, you may send your communication in writing to: Corporate Secretary, Supertex, Inc., 1235 Bordeaux Drive, Sunnyvale, California 94089. You must include you name and address in the written communication and indicate whether you are a stockholder of the Company. The Corporate Secretary will review any communication received from a shareholder, and all material communications from shareholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Certain Relationship and Related Transactions

        The Company leased a portion of a building, consisting of approximately 5,600 sq. ft at 1225 Bordeaux Drive, Sunnyvale, California under an operating lease from Fortuna Realty Co, a corporation owned by a former Supertex Director, Yunni Pao, who also owns Push Inc., a company who beneficially owns more than 5% of the Company's Common Stock, as more fully set forth in the following page under "Securities Ownership of Certain Beneficial Owners and Management." The lease will expire on April 1, 2007, which coincides with our Sublease Agreement with Reaction Technology, our epitaxial deposition service provider at essentially the same cost. Previously we leased the entire building, consisting of approximately 20,000 sq.ft. The total rental expenses paid to Fortuna Realty Co. were $125,000, $130,000, and $457,000 in fiscal years 2004, 2003 and 2002, respectively.
We believe that the lease with Fortuna Realty Co. was and is at prevailing market rates.

        Mr. Richard Siegel, the Executive Vice President of the Company, is a member of the Board of Directors for All American Semiconductor. All American Semiconductor is a national distributor of electronic components manufactured by others and is a major distributor for Supertex. Sales to this distributor for fiscal years 2004, 2003, and 2002 were $2,510,000, $3,120,000, and $2,109,000, respectively. Supertex has no long-term distributorship agreement with All American Semiconductor, instead operating on the basis of purchase orders and sales order acknowledgement.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth the beneficial ownership of Common Stock of the Company as of June 25, 2004 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) by each of the Company's directors and nominees, (iii) by each of the Company's five most highly compensated executive officers, and (iv) by all directors and executive officers as a group. Unless otherwise indicated below, the address of each beneficial owner listed on the table is c/o Supertex, Inc., 1235 Bordeaux Drive, Sunnyvale, California 94089:


Directors, Officers and 5% Stockholders       Shares Beneficially Owned (1)
                                        Number of Shares   Percentage of Total
-------------------------------------------------------------------------------
Wasatch Advisors, Inc.                     1,146,396 (2)           8.88%
150 Social Hall Avenue
Salt Lake City, UT 84111

Kennedy Capital Management                   758,705 (3)           5.87%
10829 Olive Boulevard
Saint Louis, MO 63141

Account Management Corp.                     748,550 (4)           5.80%
2 Newberry Street
Boston, MA 02116

Push, Inc.                                 1,550,070 (5)          12.00%
2 Oxford Road
Kowloon, HongKong

Henry C. Pao                                 939,109 (6)           7.27%
Benedict C.K. Choy                           271,846 (7)           2.10%
Richard Siegel                                63,339 (8)           (11)
Michael Lee                                   49,852 (9)           (11)
Dilip Kapur                                    8,500 (10)          (11)
W. Mark Loveless                              12,800               (11)
Elliott Schlam                                13,900               (11)
Milton Feng                                    4,000               (11)

All Directors and Executive Officers
    as a group (11 persons)                1,485,333 (12)         11.50%
________________________________________________________________________
(1) Except as indicated in the footnotes to this table, and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) Based on a filing dated February 18, 2004, pursuant to Section 13(g) of the Securities Exchange Act of 1934 (the "Exchange Act"), the Company believes that Wasatch Advisors, Inc., a registered investment advisor, has beneficial ownership of these shares.

(3) Based on a filing dated February 13, 2004, pursuant to Section 13(g) of the Exchange Act, the Company believes that Kennedy Capital Management, a registered investment advisor, has beneficial ownership of these shares.

(4) Based on a filing dated February 13, 2004, pursuant to Section 13(g) of the Exchange Act, the Company believes that Account Management Corp., a registered investment advisor, has beneficial ownership of these shares.

(5) Based on a filing dated May 27, 2004, pursuant to Section 13(d) of the Exchange Act, the Company believes that Push, Inc., a British Virgin Islands corporation owned 100% by Yunni Pao, has beneficial ownership of these shares. Yunni Pao is the father of, and disclaims beneficial ownership of the shares owned by, Henry C. Pao. Yunni Pao and Henry C. Pao have no arrangement to act in concert with respect to their shares.

(6) Includes options to purchase 57,000 shares of Common Stock exercisable within 60 days of June 25, 2004. Henry C. Pao is the son of, and disclaims beneficial ownership of the shares held by, Yunni Pao. Yunni Pao and Henry C. Pao have no arrangement to act in concert with respect to their shares.

(7) Includes options to purchase 47,000 shares of Common Stock exercisable within 60 days of June 25, 2004.

(8) Includes options to purchase 44,800 shares of Common Stock exercisable within 60 days of June 25, 2004.

(9) Includes options to purchase 40,500 shares of Common Stock exercisable within 60 days of June 25, 2004.

(10) Includes options to purchase 8,500 shares of Common Stock exercisable within 60 days of June 25, 2004.

(11) Indicates less than 1% in beneficial ownership.

(12) Includes options held by the Company's executive officers and directors (11 persons) to purchase an aggregate 325,200 shares exercisable within 60 days of June 25, 2004.


Compliance with Section 16(a) of the Exchange Act

Section 16(a) Beneficial Ownership Reporting Compliance

	Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file with the SEC and Nasdaq initial reports of ownership on Form 3 and
changes in ownership on Form 4 or 5.   Such officers, directors and 10%
stockholders ("Reporting Persons") are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file these reports on a timely basis.

	Based solely on our review of the copies of such forms we have received, or written representations from certain Reporting Person, we believe that, during fiscal year 2004, all Reporting Persons complied with all applicable filing requirements, except as described below.

	Benedict C. K. Choy, Michael Lee, Dilip Kapur, and Franklin Gonzalez each filed a late Form 4 that reported one transaction.


Executive Officers of the Registrant

        The names, ages and positions of the Company's executive officers as of June 25, 2004 are as follows:


Name                    Position with the Company       Age     Officer Since
-----------------------------------------------------------------------------
Henry C. Pao            President, Principal Executive
                        and Financial Officer            66       1976
Richard E. Siegel       Executive Vice President         58       1982
Benedict C. K. Choy     Senior Vice President,
                        Technology Development,          58       1976
                        and Secretary
William P. Ingram       Vice President, Wafer Fab
                        Operations                       57       1999
Franklin Gonzalez       Vice President, Process
                        Technology                       53       1999
Michael Lee             Vice President, I.C. Design      50       1999
Dilip Kapur             Vice President, Standard
                        Products                         55       2000
William Petersen        Vice President, Worldwide Sales  51       2001

	Officers are appointed by the Board of Directors and serve at the discretion of the Board. There is no family relationship between any directors or executive officers of the Company.

	Henry C. Pao is a founder of Supertex and has served as President, Principal Financial and Executive Officer, and as a Director since the Company's formation in 1976. Previously, he worked at Fairchild Semiconductor, Raytheon, Sperry Rand and IBM. He received B.S., M.S., and Ph.D. degrees in Electrical Engineering from University of Illinois at Champaign-Urbana.

        Richard E. Siegel joined the Company in 1981 as National Sales Manager, was appointed Vice President of Sales and Marketing in April 1982, Senior Vice President in February 1988, and has served as Executive Vice President since November 1988. He has been a Director since 1988. Previously, he worked at Signetics Corporation, Fairchild Semiconductor, Ford Instrument and Grumman Aircraft Corporation. Mr. Siegel is also a member of the Board of Directors for All American Semiconductor (NASDAQ: SEMI). All American Semiconductor, headquartered in Florida, is a national distributor of electronic components manufactured by others and is a major distributor for Supertex. Mr. Siegel received a B.S. degree in Mechanical Engineering from City College of New York, augmented with Electrical Engineering courses from Brooklyn Polytechnic Institute, New York.

        Benedict C. K. Choy, a founder of the Company, joined Supertex in 1976 as Vice President, Device Technology and Process Development, and has served as Senior Vice President since February 1988. He also served as a Director from 1986 to August 20, 2004. Previously, he worked at Fairchild
Semiconductor, National Semiconductor, and Raytheon. He received a B.S. degree in Electrical Engineering from the University of California, Berkeley.

        William Ingram joined Supertex in 1995 as its Director of Wafer Fab Operations, and was promoted to Vice President, Wafer Fab Operations in 1999. Prior to joining Supertex, he was Vice President of Technology Development at Crosspoint Solutions, before which he held management positions at Fairchild and National Semiconductor. He began his career at National after receiving his B.S. degree in Electrical Engineering with honors from the North Carolina State University.

	Franklin Gonzalez joined Supertex in November 1990 as a Process Development Manager. In 1994, he was promoted to Director of Process Technology, and in 1999 he was promoted to Vice President, Process Technology. Prior to joining Supertex, he held various R& D management positions spanning over seventeen years with such companies as ECI Semiconductor, Telmos and Harris Semiconductor where he began his career. He received a Ph.D. in Electrical Engineering from the University of Florida and a M.S. degree in Electrical Engineering from Stanford University.

	Michael Lee re-joined Supertex in October 1993 as Director of I.C. Design, and was promoted to Vice President, I.C. Design in 1999. Before that, he had a combined total of fifteen years of industry experience in I.C. Design. Mr. Lee began his career at Supertex as a Design Engineer after receiving his M.S. degree in Electrical Engineering from the University of California Berkeley in 1978.

	Dilip Kapur joined Supertex in March 1984 and has managed Marketing, Applications, Marketing Communications and Product Engineering Departments. In 2000 he was promoted to Vice President, Standard Products. He has previously held Application Engineering and Marketing positions at Computer Power Inc. and Advani Oerlikon Ltd. He has a B.S. degree in Electrical Engineering from MACT, Bhopal and a Diploma in International Trade from Indian Institute of Foreign Trade, New Delhi.

	William Petersen first joined Supertex in 1984 as Sales Manager for the Central Region of the United States. From 1990 through 1994, he was the Company's National Sales Manager, overseeing sales operations throughout the United States. Mr. Petersen re-joined Supertex in September 1999 as Director as Sales. He was promoted to Vice President of Worldwide Sales in April 2001. Prior to working at Supertex, he worked at Siemens as Central Area Manager from 1980-1984. Mr. Petersen attended the University of Iowa.


Compensation of Executive Officers

Summary of Officer Compensation

The following table shows compensation paid to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers for the three fiscal years ended March 31, 2004.

                        SUMMARY COMPENSATION TABLE

                                   Annual Compensation          Long-Term
                                                               Compensation
Name and Principal Position   Year     Salary   Bonus(5)    Security Underlying      All other
                                                            Options (No. of Shares)  Compensation (6)
-------------------------------------------------------------------------------------------------
Henry C. Pao (1)              2004    239,255      0                0                   1,280
President, CEO, Director      2003    239,255      0                0                   1,250
                              2002    239,255   13,500           25,000                 1,250


Richard Siegel(2)             2004    292,982      0                0                   1,280
Executive Vice President      2003    292,982      0                0                   1,250
                              2002    301,942   11,700           22,000                 1,250


Benedict C. K. Choy(3)        2004    204,559      0                0                   1,280
Senior Vice President,        2003    204,559      0                0                   1,256
Technology Development        2002    204,559    9,900           20,000                 1,250


Michael Lee                   2004    189,200      0             10,000                 1,280
Vice President, I.C. Design   2003    189,200      0                0                   1,250
                              2002    189,200    4,000              0                   1,250


Dilip Kapur(4)                2004    166,127      0              5,000                 1,280
Vice President,               2003    166,127      0                0                   1,250
Standard Products             2002    166,127    4,000              0                   1,250

__________________________________
(1) The executive's salary includes $83,739, $65,335 and $59,813 of compensation deferred at the executive's election in fiscal years 2004, 2003 and 2002, respectively, and his bonus in fiscal year 2002 includes $13,304 of bonus deferred at the executive's election.
(2) The executive's salary includes $125,081, $117,193 and $104,373 of compensation deferred at the executive's election in fiscal years 2004, 2003 and 2002, respectively, and his bonus in fiscal year 2002 includes $5,850 of bonus deferred at the executive's election.
(3) Includes $20,456 of compensation deferred at the executive's election in each of fiscal years 2004, 2003 and 2002, and his bonus in fiscal year 2002 includes $4,950 of bonus deferred at the executive's election.
(4) Includes $19,041, $23,769 and $18,530 of compensation deferred at the executive's election in fiscal years 2004, 2003 and 2002, respectively.
(5) The amounts shown in this column reflect payments under the Company's semi-annual profit-sharing plan under which all eligible employees participate.
(6) The amounts disclosed in this column include:
        (a) Total Company contributions of $1,040 in fiscal year 2002, 2003, and 2004 to the Supertex, Inc. Savings and Retirement Plan, a defined contribution 401(k) plan on behalf of each named executive officers.
        (b) Payment by the Company on behalf of each named officer for term life insurance premiums of $210, $210, and $240 for fiscal year 2002, 2003, and 2004, respectively, except for Benedict Choy who received $216 in fiscal year 2003. All full-time employees of the Company are covered by such term life insurance benefits.


Options Granted During Fiscal 2004

	The following table shows, as to the named executive officers, information concerning options granted during fiscal year 2004 and the potential realizable value of those options, assuming 5% and 10% appreciation at the end of the option term.


			OPTION GRANTS IN LAST FISCAL YEAR



                                Percent of                                Potential Realizable Value
                                Total Options                               at Assumed Annual Rates
                                Granted to       Exercise                        of Stock Price
                   Options      Employees in       Price      Expiration   Appreciation for Option Term
Name               Granted (1)  Fiscal Year (2)  ($/Share)      Date          5% (3)         10% (3)
-------------------------------------------------------------------------------------------------------
Henry C. Pao         --            --               --           --           --             --
Richard Siegel       --            --               --           --           --             --
Benedict C. K. Choy  --            --               --           --           --             --
Michael Lee         10,000        3.08%           $17.34      12/01/10      $70,591       $164,508
Dilip Kapur          5,000        1.54%           $17.34      12/01/10      $35,296        $82,254

____________________________________
(1) Options granted under the Company's 2001 Stock Option Plan typically have a 7-year term, vest over a 5-year period of employment and have an exercise price equal to the market value of the Company's Common Stock on the date of grant.
(2) In fiscal year 2004, the Company granted options representing 324,800 shares to employees.
(3) Potential realizable value is based on Black-
    Scholes Multiple Option model. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation.


Option Exercises and Fiscal 2004 Year-End Values

        The following table summarizes the information concerning stock option exercises during the last fiscal year for each named executive officer.


                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                              AND FISCAL YEAR-END OPTION VALUES



                       Shares              Number of Securities        Value of Unexercised In-the-
                       Acquired            Underlying Unexercised        Money Options at Fiscal
					   Options at Fiscal Year-End         Year-End(*)
                         on       Value    --------------------------------------------------------
     Name              Exercise  Realized  Exercisable  Unexercisable   Exercisable   Unexercisable
---------------------------------------------------------------------------------------------------
Henry C. Pao            28,000  $179,760    44,000         62,000       $ 164,080     $ 313,970
Richard E. Siegel       12,000   110,400    32,200         58,800         104,802       302,088
Benedict C.K. Choy      26,000   222,040    35,000         57,000         130,410       295,590
Michael Lee              2,500    13,663    40,500         16,000         154,250        13,200
Dilip Kapur              6,800    60,833     8,500         11,000          25,181        12,450

______________________________________
(*) Closing market price of the Company's Common Stock on Friday, April 2, 2004 was $16.80.




                 Report of the Executive Compensation Committee
                          of the Board of Directors


	Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole of report, the following report shall not be deemed to be incorporated by reference into any such filings.

	The Executive Compensation Committee of the Board of Directors is generally responsible for reviewing compensation and benefits, including stock
options, of executive officers of the Company.   All the members of the Board
of Directors review the stock compensation of outside directors.

	The Company applies a consistent philosophy of compensation for all employees, including its executive officers. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the defined expectations of customers and shareholders.

	Compensation Philosophy. The goals of the committee are to align executive compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Company's compensation program for the chief executive officer and other executive officers is based on the same four principles applicable to compensation decisions for all employees of the Company:

* The Company pays competitively. The Company is committed to providing a compensation program that helps attract and retain the best people in the industry. To ensure that pay is competitive, the Company reviews the compensation practices of other companies of similar size and sales volume within the semiconductor industry, most of which are included in the Nasdaq Electronic Component Index.

* The Company pays for relative sustained performance. Executives are rewarded based upon corporate performance, product line performance, and individual performance. Corporate performance and product line performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by measuring organization progress against set objectives.

* The Company strives for fairness in the administration of compensation. The Company strives to achieve a balance with respect to compensation paid to the executives within the Company and in comparable companies. The Company also believes that the contributions of each member of the executive staff are vital to the success of the Company. As such, the Executive Compensation Committee's current policy is that the CEO's base compensation does not have any bearing on the base compensation of the other officers. Similarly, any employee may receive a base compensation higher than his/her supervisor due to the particular higher technical skills required in the subordinate position.

* The Company believes that employees should understand the performance evaluation and compensation administration process. At the beginning of each focal review period in July, annual objectives for the Company are set for each officer. The CEO gives ongoing feedback on performance to each executive officer. Within 90 days after the end of the fiscal year, the committees evaluate the accomplishments of the key objectives, which affects decisions on merit increases and stock option grants.

	Compensation Components. The Company's compensation program, which consists of cash and equity based compensation, allows the Company to attract and retain highly skilled officers, provide useful products and services to customers, enhance shareholder value, motivate technological innovation and adequately reward its executive officers and other employees. These components are:

	Cash-Based Compensation:

                Salary. The Executive Compensation Committee sets base salary for the chief executive officer and executive officers by reviewing the compensation levels for competitive positions in the market. Based on comparative data, the chief executive and other executive officers were compensated within the low-to-middle salary range levels during fiscal 2004. The chief executive and executive officers of the Company largely met their individual goals and the Company's overall performance set for them in fiscal year 2004 although none were granted any salary increase.

		Profit-Sharing Bonus. The Company has a semiannual profit-sharing plan under which it distributes to all employees, including the chief executive officer and all other officers, ten percent of its operating profits before taxes and other adjustments. The Company believes that all employees share the responsibility of achieving profits. Accordingly, it awards a bonus to all employees based on a formula, which includes employment grade level, seniority with the Company, and employee performance including attendance. As of June 28, 2004, the Company has made twenty-six semiannual profit-sharing distributions. There was no profit-sharing distribution in fiscal year 2004.

        Equity-Based Compensation:

		Stock Option Grants. Stock options provide additional incentives to the chief executive officer and all other officers, directors, and certain management and technical employees to work to maximize stockholder value. The options vest over a defined period to encourage such employees to continue in the employ of the Company. In line with its compensation philosophy, the Company grants stock options commensurate with the employee's potential contribution to the Company, measured by his qualifications and previous work performance. Stock options were granted to existing employees for performance and promotions, and as a part of the employment compensation package for new employees.

        Chief Executive Officer Compensation

                Mr. Henry C. Pao is the Company's Chief Executive Officer.
        In accordance with the compensation philosophy stated above and the Company's results, Mr. Henry C. Pao's base salary during fiscal year 2004 was $239,255, which was the same salary he earned during fiscal year 2003. His base salary is designed to be competitive with base salaries paid to other chief executive officers of corporations with similar size and sales volume within the semiconductor industry, most of which are included in the Nasdaq Electronic Component Index, although Mr. Henry C. Pao has the added responsibility of the Company's Chief Financial Officer without extra compensation. The Executive Compensation Committee met without the presence of the CEO or any other executive of the Company to evaluate their performance in setting compensation packages on July 14, 2003, and made a determination that the salary freeze will continue until the Company reaches certain financial milestones. On January 12, 2003, the Executive Compensation Committee met again to review the CEO's compensation and made a determination that the Company's financial performance has not yet met the milestones of sequential growth, but promised to revisit the issue after the close of fiscal year 2004, keeping in mind that the CEO compensation has been frozen since fiscal 1999.

                The Executive Compensation Committee establishes performance goals and objectives for the CEO each year and assesses his accomplishments of previously established objectives on a yearly basis. Company performance is a significant portion of each year's objectives, with the remaining elements reflecting matters most important to the Company. This process is the basis for determining the amount of any bonus awarded to the CEO. Mr. Henry C. Pao did not received a bonus in fiscal year 2004.

                As to the equity component of his compensation, the Executive Compensation Committee did not grant Mr. Henry C. Pao options during fiscal 2004.

                Respectfully submitted by the members of the Executive Compensation Committee

                                                    W. Mark Loveless, Chairman
                                                    Elliott Schlam, Member
                                                    Milton Feng, Member



         Report of the Audit and Corporate Governance Committee
                        of the Board of Directors


Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Audit and Corporate Governance Committee Report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

        The Audit and Corporate Governance Committee is comprised entirely of outside, independent directors. On behalf of the Board of Directors, the Audit and Corporate Governance Committee retains the Company's independent accountants, reviews the arrangements for and scope of the audit by the Company's independent accountants and reviews their independence, and generally oversees the integrity and quality of the Company's financial accounting and reporting practices and its system of internal accounting controls. It is not the duty of the Audit and Corporate Governance Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company's financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

	During the fiscal year ended March 31, 2004, the Committee met six times, and discussed the interim financial information contained in each quarterly earnings announcement with the chief financial officer, controller and PricewaterhouseCoopers LLP, our independent auditors, prior to public release.

	In discharging its oversight responsibility as to the audit process, the Committee obtained from PricewaterhouseCoopers LLP the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," has discussed with the PricewaterhouseCoopers LLP their independence and has satisfied itself as to the auditors' independence. The Committee also discussed with management, and PricewaterhouseCoopers LLP the quality and adequacy of the Company's internal controls. The Committee reviewed with PricewaterhouseCoopers LLP their audit plans, audit scope and identification of audit risks.

	The Committee discussed with PricewaterhouseCoopers LLP all matters required to be discussed as described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

	The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended March 31, 2004, with management and PricewaterhouseCoopers LLP. Based on this review and the above-mentioned discussions with management and PricewaterhouseCoopers LLP, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2004, for filing with the Securities and Exchange Commission.

        Each of the members of the Audit and Corporate Governance Committee is independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' Marketplace Rules.


                                Respectfully submitted by the members of the Audit and Corporate Governance Committee

                                                W. Mark Loveless
                                                Elliott Schlam
                                                Milton Feng




    PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Audit and Corporate Governance Committee has selected PricewaterhouseCoopers LLP, as independent public accountants to audit the financial statements of the Company for the fiscal year ending March 31, 2005. PricewaterhouseCoopers LLP, was the Company's independent public accountants for the fiscal year ended March 31, 2004. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        Accountants Fees. The Audit and Corporate Governance Committee pre-approves and reviews audit and permissible non-audit services to be performed by the Company's independent auditors, including fees charged by PricewaterhouseCoopers LLP for such services. The Audit and Corporate Governance Committee has determined that the provision of the services described below is compatible with maintaining the independence of PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for fiscal years 2004 and 2003:

               Description of Services           2004          2003

       Audit fees (1)                          $224,079      $222,419
       Audit-Related Fees                            --            --
       Tax Fees (2)
           Tax Compliance                        57,833        45,425
           Tax Advice and Planning                4,600       100,103
       All Other fees (3)                        10,500            --
                                               --------      --------
                Total                          $297,012      $367,947

_______________________________
(1) Audit Fees represents the aggregate fees billed or to be billed for professional services rendered for the audit of our annual financial statements, the review of the financial statements included in our quarterly reports during such period, and assistance and review of documents provided in connection with statutory or regulatory filings.
(2) Tax Fees represents the aggregate fees billed or to be billed for professional services rendered for tax return compliance. It also includes tax advice and planning related to transfer pricing and international tax consulting.
(3) All Other Fees represents the aggregate fees billed or to be billed in fiscal 2004 for subscription to PricewaterhouseCoopers LLP's Global Best Practice database.

Board Recommendation on Proposal 2: Vote Required

	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 2005, will be approved upon the favorable vote of the majority of the Votes Cast on the Proposal, provided that such favorable vote constitutes at least a majority of the required quorum for the Annual Meeting.

	THE BOARD OF THE DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTS OF THE COMPANY FOR THE YEAR ENDING MARCH 31, 2005. THE VOTE REQUIRED TO APPROVE THIS PROPOSAL IS A MAJORITY OF THE SHARES PRESENT AND VOTING AT THE MEETING.









                        STOCK PERFORMANCE GRAPH

        The following graph shows a five-year comparison of cumulative total return for the Company's Common Stock, the Nasdaq Composite Total Return Index (U.S.), and the Nasdaq Electronic Components Total Return Index. The stock price performance shown on the graph below is not necessarily indicative of future price performance.



                                03/99  03/00  03/01  03/02  03/03  03/04
                               -------------------------------------------
Nasdaq Stock Market (US only)    $100   $186    $74    $75    $55    $81
Nasdaq Electronic Components
Stocks                           $100   $290    $91    $96    $56    $97
Supertex, Inc.                   $100   $285   $120   $202   $131   $160




				OTHER MATTERS

        The Company knows of no other matters to be submitted to the Meeting. If any matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

	It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying Proxy as promptly as possible in the postage-paid envelope enclosed for that purpose.

	Any person who was a beneficial owner of common stock on the record date for the 2004 Annual Meeting may obtain a copy of the Company's Annual Report on Form 10-k for the fiscal year ended March 31, 2004 filed with the Securities and Exchange Commission without charge (except for exhibits to such annual report, which will be furnished upon payment of the Company's reasonable expenses in furnishing such exhibits). The request for such materials should identify the person making the request as be directed to Supertex, Inc.,
Attention: Investor Relations, 1235 Bordeaux Drive, Sunnyvale, California
94089.



                                         BY ORDER OF THE BOARD OF DIRECTORS OF
                                               SUPERTEX, INC.




                                               /s/ Henry C. Pao
                                               ----------------
                                               Henry C. Pao
                                               President & CEO


July 1, 2004
Sunnyvale, California





                                Appendix A
           AUDIT AND CORPORATE GOVERNANCE COMMITTEE CHARTER
                 THE BOARD OF DIRECTORS OF SUPERTEX, INC.

PURPOSE

The Audit and Corporate Governance Committee (the "Committee") of Supertex, Inc. (the "Company") is chartered to oversee (1) the integrity of reported financial results, (2) the quality and adequacy of disclosures, (3) the soundness of the Company's accounting policies and internal controls,
(4) Company's compliance with significant applicable financial, legal, and ethical requirements, (5) the independence and performance of the Company's external auditors, and (6) communications among the external auditors, financial and senior management, and the board of directors. In performing its role, the Committee shall comply with all Securities and Exchange Commission ("SEC") and the Nasdaq Stock Market, Inc. ("Nasdaq") regulations covering audit committees of public corporations. The Company shall provide appropriate funding as determined by the Committee for payment of compensation to the external auditors and any advisors employed by the Committee.

Since the Company does not have a separate Nominating and Corporate Governance Committee, the Committee is also charted to oversee the corporate governance compliance and director nominations. Specifically, they are chartered (1) to identify individuals qualified to become Board members and to nominate directors for election; (2) to lead the Board in its annual review of the Board's performance; (3) to recommend to the Board director nominees for each committee; and (4) to review and make recommendations to the Board concerning corporate governance matters.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those tasks are the responsibility of management and the external auditors. The external auditors are ultimately accountable to the Board of Directors through its interaction with the Committee.

The Committee shall undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe. All powers of the Committee are subject to any restrictions imposed by the Company's Bylaws and applicable law.

MEMBERSHIP

The Committee shall consist of at least three members of the Board of Directors. Each Member (the "Member"), including the chairperson, shall be appointed annually by, and shall serve at the discretion of the Board of Directors and shall not receive any compensation from Supertex other than compensation for Board or Committee service. At the time of appointment, each Member shall be an independent director, as such term is defined by applicable law, the SEC and Nasdaq, and shall be generally knowledgeable in financial, accounting, and auditing matters and shall be able to read and understand financial statements. In addition, at least one Member shall be a financial expert; as such term is defined by applicable law and the SEC.


DUTIES AND RESPONSIBILITIES

The specific duties and responsibilities of the Committee include the following:

Financial and Auditing Matters
1. The Committee shall have sole responsibility for hiring and firing the external auditors and shall review and approve the scope of the annual audit plan.

2. The Committee shall review and evaluate the external auditors' qualifications, independence, and performance, taking into account the opinions of Company management.

3. The Committee shall obtain from the external auditors an annual written communication that is prepared in accordance with Standard No. 1 of the Independence Standards Board delineating all relationships of the external auditors with the Company as well as the nature and extent of the professional advisory services provided to the Company. The Committee shall present its conclusions on the foregoing matters to the board of directors and shall take, or recommend that the full board of directors take, appropriate action to oversee the independence of the external auditors. The Committee shall also approve, in advance, all permissible non-audit services performed by the external auditors. The Committee also shall annually review all non-audit services performed by the external auditors in order to ensure that the audit firm remains independent and objective.

4. The Committee shall direct the activities and review the findings of the external auditors. Upon completion of the annual audit, the Committee shall review the audited financial statements and discuss the results of the audit with the external auditors and management. The review will focus on significant areas including, but not limited to:

        a. all critical accounting policies and practices, such as the application of the Company's revenue recognition and inventory reserve policies;

        b. disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

        c. press releases related to the Company's earnings (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies;

        d.  litigation reserves;

        e.  other significant commitments and contingencies;

        f. the effect or potential effect of off-balance sheet structures on the Company's financial statements;

        g. any correspondence with regulators or governmental agencies and any employee complaints that raise material and credible issues regarding the Company's financial statements or accounting policies;

        h. the accounting treatment for any significant non-routine transactions;

        i. any new accounting, reporting, or disclosure requirements, the application of those standards to the Company's public filings, and changes in accounting policy or its application; and

        j. other matters, required by applicable law, the SEC and Nasdaq, or related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

5. The Committee shall obtain timely reports from the external auditors regarding any material written communication between the external auditors and management, such as any management letter or schedule of unadjusted differences.

6. Upon completion of the annual audit, the Committee shall engage in an independent discussion with the external auditors and inquire as to:

        a. whether there were any difficulties or disputes with management during the audit;

        b. whether there were any accounting or disclosure issues not resolved to the satisfaction of the external auditors;

        c. whether management cooperated with the external auditors during their examination including providing access to all requested information and whether there were any restrictions on the scope of their activities; and

        d. whether there are any other matters that should be discussed with the Committee that have not been raised or covered elsewhere.

        The Committee shall receive a confidential assessment of the competence of the Company's financial and accounting personnel and any relevant recommendations made by the external auditors. The Committee shall resolve any disagreements between the external auditors and management regarding financial reporting.

7. The Committee shall review the external auditors' assessment of the Company's internal accounting and financial controls and major financial exposures, including those related to risk assessment and risk management, and recommendations and discuss management's responses to those findings.

8. Annually, the Committee shall direct independent assessments of the security and back-up and contingency provisions of the Company's computer systems and discuss management's responses to those assessments.

9. The Committee shall, unless otherwise performed by a comparable body of the board of directors, review and approve all related-party transactions, as such term is defined by the SEC and Nasdaq.

10. The Committee shall review with the Company's legal counsel any legal matters that could have a significant impact on the Company's financial statements.

11. The Committee shall routinely review the Company's foreign exchange exposures and hedging practices, share repurchase activity, and tax planning and compliance activities.

12. The Committee shall review, and approve changes to, the Company's investment policy, and performance.

13. The Committee shall review and approve the code of ethics for senior financial officers and any changes to or waivers of such code.

14. The Committee shall review at least annually the Company's legal entity structure.

15. The Committee shall establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and confidential and anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

Corporate Governance Matters

16. The Committee shall keep abreast of developments and best practices in corporate governance matters and shall review the Company's Corporate Governance Guidelines at least annually to ensure that they remain relevant and are being complied with and, where appropriate, recommend any changes for approval by the Board.

17. Review any proposed changes to the Company's Articles of Incorporation and bylaws and make recommendations to the Board.

18. Determine the manner in which shareholders of the Company may send communications to the Board (as a whole or individually). Establish the process by which the Chair of the Committee will determine which shareholder communications will be relayed to the Board and what the Board's response, if any, should be.

19. Oversee compliance by the Board and its committees with applicable laws and regulations, including those promulgated by the SEC and Nasdaq.

Board Evaluation and Nomination Matters

20. The Committee shall seek individuals qualified to become Board members and shall nominate directors for election by the shareholders at the annual meeting or by the Board when an election is required prior to the annual meeting of shareholders. In considering potential new directors, the Committee will review individuals from various disciplines and backgrounds. Among the qualifications to be considered in the selection of candidates are skills, relevant business experience and expertise (such as manufacturing, technology, financial, marketing, or international knowledge), diversity, and ability and willingness to devote the necessary time to board service on an ongoing basis. A review is also to be made of the activities and associations of each candidate to ensure that there is no legal impediment, conflict of interest, or other consideration that might hinder or prevent service on the Board.

21. The Committee shall review the disclosure included in the Company's proxy statement regarding the Company's nomination process.

22. The Committee shall receive comments from all directors, oversee the evaluation process, and report annually to the Board with an assessment of the Board's performance as a whole, for each Board committee, and for each Board member eligible for re-election.
        These matters are to be discussed with the Board following the end of each fiscal year.

23. The Committee shall review on a periodic basis, the charter and composition of each Board committee and make recommendations to the Board for the creation of additional Board committees or the change in mandate or dissolution of Board committees.

24. The Committee shall evaluate director compensation, consulting with outside consultants and/or Human Resources department when appropriate, and make recommendations to the Board regarding director compensation.

25. The Committee shall make recommendations for continuing education of Board members.

26. The Committee shall review actual and potential conflicts of interest of Board members and corporate officers, and approve or prohibit any involvement of such persons in matters that may involve a conflict of interest or taking of a corporate opportunity.

27. The Committee may form and delegate authority to subcommittees when appropriate.

28. The Committee shall annually review and reassess the adequacy of this Charter and propose any changes to the Board for approval. The Committee shall also annually evaluate its operation against this charter.

29. The Committee shall perform such other functions as assigned by law, the Company's bylaws, or the board of directors.


AUTHORITY

The Committee has the following authority:

1. In discharging its oversight role, the Committee shall have full authority to conduct or authorize any investigation on matters within the scope of the Committee's duties and responsibilities, including matters related to the integrity of reported financial results, the soundness of the Company's accounting policies and internal control systems, and any material illegal act or conflict of interest that could jeopardize the Company's control systems or the integrity of its financial statements and disclosure.

2. The Committee shall have the sole authority to appoint, approve the compensation for, and oversee the external auditors.

3. The Committee shall have the authority to retain and terminate any search firm to be used to identify director candidates and shall have authority to approve the search firm's fees and other retention terms. The Committee shall advise management when a search firm or advisor has been retained and inform management of the cost of any such services.

4. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting, or other advisors regarding matters within the Committee's duties and responsibilities.

5. The Committee shall have the authority to engage and approve the compensation and other retention terms for independent counsel and other advisors as necessary to perform its duties and responsibilities.

CONDUCT OF BUSINESS

The Committee shall conduct its business in accordance with this Charter and any direction by the Board. The Committee is expected to maintain free and open communication with the external auditors, financial and senior management, and the Board of Directors. This communication shall include private executive sessions, at least annually, with each of these parties. Prior to the annual meeting of shareholders, the Committee will nominate and report to the Board the persons who will be the nominees for election to the Board of Directors at the annual meeting of shareholders. As part of this process, the Committee will consider candidates recommended by the Company's shareholders. Finally, the Committee shall provide to the Company's shareholders a report in the Company's annual proxy statement. This Committee report shall comply with the requirements of Item 306 of Regulation S-K and shall include the Committee's review and discussion of matters with management and the external auditors.

The Committee shall report, at least annually, to the Board. The Committee chairperson shall also report on the Committee activities to the full Board. The Committee shall annually review its own performance.

MEETINGS

The Committee shall meet, either in person or via telephonic conference, on a regular basis, at least quarterly, or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

MINUTES

The Committee shall maintain written minutes of its meetings and shall file such minutes with the minutes of the meetings of the Board of Directors.





                             SUPERTEX, INC.
             ANNUAL MEETING OF SHAREHOLDERS, AUGUST 20, 2004

                  THIS PROXY IS SOLICITED ON BEHALF OF
                        THE BOARD OF DIRECTORS

	The undersigned shareholder of SUPERTEX, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 1, 2004, and hereby appoints Henry C. Pao as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of SUPERTEX, INC., to be held on August 20, 2004, at 10:00 a.m., local time, at the principal offices of the Company, located at 1235 Bordeaux Drive, Sunnyvale, California, 94089 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the opposite side.

	THE PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2005, AND AS SUCH PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

	SUCH PROXY AND ATTORNEY, OR SUBSTITUTE, SHALL BE PRESENT AND SHALL ACT AT THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF AND MAY EXERCISE ALL OF THE POWERS OF SUCH PROXY AND ATTORNEY-IN-FACT HEREUNDER.

(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE REVERSE SIDE)

                    Please make your vote as indicated in this example
                    [ X ]


1.  ELECTION OF DIRECTORS:

 	Nominees:
		Henry C. Pao
		Richard E. Siegel
		W. Mark Loveless
		Elliott Schlam
		Milton Feng

	Instruction: If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

	[    ]	FOR  all nominees (except as indicated above)
	[    ]	WITHHOLD AUTHORITY to vote for all nominees listed above.


2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2005:

	[    ]	FOR
	[    ]	AGAINST
	[    ]	ABSTAIN

    In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.


    If shares are jointly held, each holder should sign. If signing for estates, trusts, corporations, or partnerships, title and capacity should be stated.

    PLEASE MARK, DATE, AND SIGN EXACTLY AS YOUR NAME(S) APPEARS HEREON, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                        Signature:                   Date:
                                  ------------------      -------------
                        Signature:
                                  ------------------ Date:-------------